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                                                                     Exhibit 10



                         CONSENT OF INDEPENDENT AUDITOR


         We hereby consent to the use in this Registration Statement on Form 10-SB, including any amendments thereto, of our report dated March 30, 2000 relating to the financial statements of SpectraFAX Corp. appearing in such Registration Statement. We also consent to the use of our report dated June 15, 2000, relating to the financial statements of 2AlertMe, Inc. appearing in such Registration Statement.




/s/ Clancy and Co., P.L.L.C.
-------------------------------------
Clancy and Co., P.L.L.C.
Phoenix, Arizona
August 8, 2000